EXHIBIT A
                                AIRPLANES Group

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
Payment Date: 17 June, 1996.
Calculation Date: 11 June, 1996.                         All numbers in US$ unless otherwise stated

(i)     ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)
        ---------------------------------------------------
                                                                                                                Balance on
                                                         Prior Balance      Deposits       Withdrawals       Calculation Date
                                                         -------------      --------       -----------       ----------------
                                                           09-May-96                                             11-Jun-96
        Lessee Funded Account                                      0.00            0.00            (0.00)                0.00
        Expense Account (note ii)                         12,559,529.76   15,506,153.14   (14,715,865.40)       13,349,817.50
        Collection Account (note iii)                    267,751,680.97   59,151,106.31   (83,674,680.97)      243,228,106.31
         -  Miscellaneous Reserve                         40,000,000.00                                         40,000,000.00
         -  Maintenance Reserve                           80,000,000.00                                         80,000,000.00
         -  Security Deposit                              64,077,000.00                                         64,077,000.00
         -  Other Collections                             83,674,680.97                                         59,151,106.31
        Total                                            280,311,210.73   74,657,259.45   (98,390,546.37)      256,577,923.81

(ii)    ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
        ------------------------------------
        Balance on preceding Calculation date (May 9, 1996)               12,559,529.76
        Transfer from Collection Account (previous Payment Date)          15,440,470.24
        Interest Earned during period                                         65,682.90
        Payments during period between prior calculation date and the relevant Calculation Date:
        - Payments on previous Payment Date                               (9,564,663.30)
        - Other payments                                                  (5,151,202.10)
                                                                          -------------
        Balance on relevant Calculation Date (June 11, 1996)              13,349,817.50

(iii)   ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
        ---------------------------------------
        Balance on preceding Calculation Date (May 9, 1996)              267,751,680.97
        Collections during period                                         59,151,106.31
        Transfer to Collection Account (previous Payment Date)           (15,440,470.24)
        Net transfer to Lessee Funded Accounts                                     0.00
        Aggregate Certificate payments (previous Payment Date)           (67,494,057.45)
        Swap payments (previous Payment Date)                               (740,153.28)
                                                                         --------------
        Balance on relevant Calculation Date (June 11, 1996)             243,228,106.31

(iii)   ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)
        -----------------------------------------------

        ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
        ----------------------------------------------
                  Priority of Payments

            (i)   Required Expense Amount                                 24,000,000.00
           (ii)   a) Class A Interest                                     15,208,868.15
                  b) Swap Payments                                            86,991.52
          (iii)   First Collection Account Top-up                        120,000,000.00
           (iv)   Minimum Hedge Payment                                       64,050.00
            (v)   Class A Minimum Principal                                6,386,393.73
           (vi)   Class B Interest                                         2,226,422.16
          (vii)   Class B Minimum Principal                                1,083,452.00
         (viii)   Class C Interest                                         2,546,875.00
           (ix)   Class D Interest                                         3,625,000.00
            (x)   Second Collection Account Top-up                        64,077,000.00
           (xi)   Class A Principal Adjustment Amount                              0.00
          (xii)   Class C Scheduled Principal                                      0.00
         (xiii)   Class D Scheduled Principal                                      0.00
          (xiv)   Modification Payments                                            0.00
           (xv)   Soft Bullet Note Step-up Interest                                0.00
          (xvi)   Class E Minimum Interest                                   503,619.17
         (xvii)   Supplemental Hedge Payment                                  64,050.00
        (xviii)   Class B Supplemental Principal                                   0.00
          (xix)   Class A Supplemental Principal                          16,705,202.08
           (xx)   Class D Outstanding Principal                                    0.00
          (xxi)   Class C Outstanding Principal                                    0.00
         (xxii)   Class E Supplemental Interest                                    0.00
        (xxiii)   Class B Outstanding Principal                                    0.00
         (xxiv)   Class A Outstanding Principal                                    0.00
          (xxv)   Class E Accrued Unpaid Interest                                  0.00
         (xxvi)   Class E Outstanding Principal                                    0.00
        (xxvii)   Charitable Trust                                                 0.00
                                                                      -----------------
        Total Payments with respect to Payment Date                      256,577,923.81
        Less Collection Account Top-Ups ((iii) and (x) above)           (184,077,000.00)
                                                                      -----------------
                                                                          72,500,923.81
                                                                      =================
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
(iv)   PAYMENT ON THE CERTIFICATES
       ---------------------------
       (a)  FLOATING RATE CERTIFICATES                        A-1              A-2              A-3              A-4
       -------------------------------                        ---              ---              ---              ---
       Applicable LIBOR                                       5.42969%         5.42969%         5.42969%         5.42969%
       Applicable Margin                                      0.25000%         0.32000%         0.47000%         0.62000%
       Applicable Interest Rate                               5.67969%         5.74969%         5.89969%         6.04969%
       Interest Amount Payable                           4,425,425.13     3,952,911.88     2,704,024.58     1,109,109.83
       Step Up Interest Amount                                   0.00             0.00             0.00             0.00
       Opening Principal Balance                       850,000,000.00   750,000,000.00   500,000,000.00   200,000,000.00
       Minimum Principal Payment Amount                          0.00             0.00             0.00             0.00
       Adjusted Principal Payment Amount                         0.00             0.00             0.00             0.00
       Supplemental Principal Payment Amount                     0.00             0.00             0.00             0.00
       Total Principal Distribution Amount                       0.00             0.00             0.00             0.00
       Redemption Amount
       - amount allocable to principal                           0.00             0.00             0.00             0.00
       - premium allocable to premium                            0.00             0.00             0.00             0.00
                                                       --------------   --------------   --------------   --------------
       Outstanding Principal Balance (June 17, 1996)   850,000,000.00   750,000,000.00   500,000,000.00   200,000,000.00

               A-5            Class B
               ---            -------
              5.42969%         5.42969%
              0.35000%         1.10000%
              5.77969%         6.52969%
         3,017,396.73     2,226,422.16
                 0.00             0.00
       569,529,770.73   371,966,230.00
         6,386,393.73     1,083,452.00
                 0.00             0.00
        16,705,202.08             0.00
        23,091,595.81     1,083,452.00

                 0.00             0.00
                 0.00             0.00
       --------------   --------------
       546,438,174.92   370,882,778.00
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
       (b)   FIXED RATE CERTIFICATES                            Class C           Class D
             -----------------------
             Applicable Interest Rate                                8.1500%         10.8750%
             Interest Amount Payable                           2,546,875.00     3,625,000.00
             Opening Principal Balance                       375,000,000.00   400,000,000.00
             Scheduled Principal Payment Amount                        0.00             0.00
             Redemption Amount
             - amount allocable to principal                           0.00             0.00
             - amount allocable to premium                             0.00             0.00
             Pool Factors and scheduled dollar amount for
               each class                                              0.00             0.00
                                                             --------------   --------------
             Outstanding Principal Balance (June 17, 1996)   375,000,000.00   400,000,000.00
             Table of rescheduled Pool Factors                          n/a              n/a
             in the event of a partial redemption
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
(v)    FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
       ------------------------------------------------------------------------------------------
                                      A-1           A-2           A-3            A-4            A-5          Class B
                                      ---           ---           ---            ---            ---          -------
       Applicable LIBOR           5.49609%       5.49609%       5.49609%       5.49609%       5.49609%       5.49609%
       Applicable Margin          0.25000%       0.32000%       0.47000%       0.62000%       0.35000%       1.10000%
       Applicable Interest Rate   5.74609%       5.81609%       5.96609%       6.11609%       5.84609%       6.59609%
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(vi)  CURRENT PERIOD PAYMENTS Per $100,000 (Initial Outstanding Principal
      Balance of Certificates)
      ----------------------------------------------------------------------
      (a)   FLOATING RATE CERTIFICATES
            --------------------------
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                                                      A-1          A-2          A-3           A-4            A-5          Class B
                                                      ---          ---          ---           ---            ---          -------
            Opening Principal Amount               8,500.00      7,500.00      5,000.00      2,000.00      5,695.30      3,719.66
            Total Principal Payments                   0.00          0.00          0.00          0.00        230.92         10.83
                                                   --------      --------      --------      --------      --------      --------
            Closing Outstanding Principal Balance  8,500.00      7,500.00      5,000.00      2,000.00      5,464.38      3,708.83

            Total Interest                            44.25        39.53         27.04         11.09         30.17         22.26
            Total Premium                              0.00         0.00          0.00          0.00          0.00          0.00
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       (b)  FIXED RATE CERTIFICATES
            -----------------------
                                                    Class C     Class D
                                                    -------     -------
            Opening Principal Amount               3,750.00     4,000.00
            Total Principal Payments                   0.00         0.00
                                                   --------     --------
            Outstanding Principal Balance          3,750.00     4,000.00

            Total Interest                           25.47         36.25
            Total Premium                             0.00          0.00